SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2004

Greenville First Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

South Carolina	333-83851	58-2459561
(State of Incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

112 Haywood Road, Greenville, S.C.  29607
(Address of Principal Executive Offices)

Registrant's Telephone Number, including area code:  (864) 679-9000

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

             (c)          Exhibits

             Exhibit No.       Exhibit

             99.1                    Year ended December 31, 2003 earnings Press Release of Greenville First Bancshares, Inc. dated January 13, 2004.

Item 12.  Results of Operations and Financial Condition.

On January 13, 2004, Greenville First Bancshares, Inc., holding company for Greenville First Bank, NA, issued a press release announcing its financial results for the year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVILLE FIRST BANCSHARES, INC. By: /s/ James M. Austin, III Name: James M. Austin, III Title: Chief Financial Officer

Dated:  January 15, 2004

EXHBIT INDEX

Exhibit Number          Description

99.1                             Earnings Press Release for the year ended December 31, 2003.

4